Client:	Mill City Depositor, LLC (the “Client”)
Third Party Review Firm:	Meridian Asset Services
Review Dates:	October, 2014 – November, 2015

Title & Lien Review
I.	Diligence Review:
Meridian was engaged by Client to perform diligence on multiple pools of loans it purchased from various sellers through acquisitions that took place between October 2014 and November 2015.  For loans purchased more than 13 months ago, property reports were ordered and reviewed in October 2015 and November 2015.  The diligence was performed at Meridian’s office in St. Petersburg, Florida. The diligence consisted of an analysis of the mortgage chain of title as well as then current outstanding recorded liens.  Property reports and images of recorded documents were provided by a title abstracting service provider selected by Client.  Meridian gathered and analyzed the reports and images to assess any title, vesting or lien issues and provided Client a detailed report of all relevant findings. The scope of the diligence included the following:
A.	Delinquent Tax Review: The tax information was reviewed to determine whether there were any delinquent taxes at the time of review capturing the amount due and tax due date if available. Delinquent tax information is provided to the servicer for resolution.
B.	Chain of Title Review: The deed chain was reviewed to identify:
a.	Any mortgages which were not executed by all parties on title at the time of origination/recordation.
b.	Any properties which are no longer owned by the subject mortgage borrower were reviewed for further analysis.
C.	First Lien Position Review: Lien information was reviewed to identify:
a.	Any mortgages recorded prior to the subject mortgage
b.	Any other liens recorded prior to the subject mortgage
c.	Any junior liens recorded after the subject mortgage which have the potential to assert some form of lien priority over the subject mortgage such as:
i.	Municipal liens (“Municipal Liens”)
ii.	Property tax liens (“Property Tax Liens”)
iii.	Federal Tax liens
iv.	HOA liens (including the identification of and HOA super lien states) (“HOA Liens”)

Meridian Asset Services – 780 94th Avenue North, St. Petersburg, FL  33702 – 727-497-4651

All liens were reviewed to confirm whether they represent a valid lien attached to the subject property.  Any prior liens were reviewed to confirm whether an existing satisfaction or subordination agreement is already of record.

II.	Curative and Collateral Repair Process:
Upon completion of the diligence process, any remaining title and lien issues were assigned to Meridian for further review and curative action.  For each title and lien issue type identified, a defined collateral repair process was instituted.  The curative remedies included but were not limited to the following:
A.	Deed Vesting Issues: Review deed vesting issues and, when they are material to the enforceability of the subject mortgage, confirm that there are no title policy exceptions which would preclude title policy coverage for the vesting concerns.
B.	HOA Liens: Determine whether HOA liens recorded after the subject mortgage are located in states which allow for HOA liens to take either limited or full lien priority over the subject mortgage, confirm whether the state’s super priority provision is applicable in each instance within state regulations, in cases where this super priority is applicable, work with the HOA to satisfy the lien and to the extent this process is unsuccessful, forward the relevant information to the servicer to continue the satisfaction process.
C.	Municipal Liens & Property Tax Liens: Contact the municipality to satisfy any lien determined to have either limited or full lien priority over the subject mortgage and to the extent this process is unsuccessful, forward the relevant information to the servicer to continue the satisfaction process.
D.	Prior Liens: Determine whether any liens or judgments recorded prior to the subject mortgage are able to assert lien priority over the subject mortgage against the subject property, and confirm that there are no title policy exceptions which would preclude title policy coverage against the prior lien with respect to its indemnification of the subject mortgage’s first lien priority.
E.	Prior Mortgages: Confirm that there are no title policy exceptions which would preclude title policy coverage against the prior mortgage with respect to its indemnification of the subject mortgage’s first lien priority.

Meridian Asset Services – 780 94th Avenue North, St. Petersburg, FL  33702 – 727-497-4651

This letter confirms that as of December 2, 2015, with respect to Meridian’s diligence reviews for the population of 887 loans eligible for inclusion in the MILL CITY MORTGAGE TRUST 2015-2, the findings referenced below and exceptions detailed on the attached schedule, are as follows:
A.	Except with respect to 4 mortgage loans, there are no potential issues surrounding title deed vesting concerns. With respect to the 4 mortgage loans with potential issues, each is covered by a title policy on which there are no title policy exceptions that would preclude coverage.
B.	Except with respect to 8 mortgage loans, all HOA Liens recorded after the subject mortgage which are legally entitled to limited or full lien priority over the subject mortgage per state law have been satisfied.
C.	Except with respect to 17 mortgage loans, all Municipal Liens and Property Tax Liens that had limited or full lien priority over the subject mortgage have been satisfied or have been verified as paid and are pending documentation of lien satisfaction.
D.	Except with respect to 6 liens or judgments recorded prior to the subject mortgage, all prior liens and judgments identified by the title abstracting service provider have been resolved. With respect to the 6 liens or judgments identified, each loan is covered by a title policy on which there are no title policy exceptions that would preclude coverage.
E.	Except with respect to 48 mortgages reflected in the title search to be senior to the subject mortgage, all prior mortgages identified by the title abstracting service provider have been resolved. With respect to the 48 senior mortgages identified, each loan is covered by a title policy on which there are no title policy exceptions that would preclude coverage.

_____________________________
Karen Riffe
President & CEO
Meridian Asset Services

Meridian Asset Services – 780 94th Avenue North, St. Petersburg, FL  33702 – 727-497-4651